UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)         June 9, 1998
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                       United Dominion Realty Trust, Inc.
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             (Exact name of registrant as specified in its charter)



Virginia                                 1-10524            54-0857512
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(State or other jurisdiction of         (Commission         (I.R.S. Employer
Incorporation)                          File Number)        Identification No.)



              10 South Sixth Street, Richmond, Virginia 23219-3802
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                    (Address of principal executive offices)



Registrant's telephone number, including area code        (804) 780-2691
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                                    NO CHANGE
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          (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets

On June 9, 1998, the registrant, United Dominion Realty Trust, Inc. (the "Company"), acquired an apartment community containing 300 apartment homes from Josam Investment Company, a California general partnership. Following this transaction, the Company's acquisitions for 1998 were "significant" in the aggregate, which necessitated the filing of this Form 8-K.

A brief summary of each of the Company's 1998 acquisitions to date is set forth below. Each property was acquired from an unrelated seller for consideration agreed upon through arm's length negotiations. Unless stated otherwise, to the extent cash was utilized to complete the acquisition, the source of capital was bank line borrowings.

On January 9, 1998, UDR Western Residential, Inc., a Virginia corporation and wholly-owned subsidiary of the Company, acquired Village at North Park Apartments from Village at North Park Associates, an Arizona limited partnership, for $15.1 million including closing costs, all cash. Village at North Park Apartments, located in Phoenix, Arizona, is a 320 home garden style apartment community located on 21.1 acres, which was constructed in 1983.

On January 9, 1998, United Dominion Realty, L.P., a Virginia limited partnership, in which the Company and its wholly-owned subsidiaries own an 89% interest, acquired a three community apartment portfolio from a group of three affiliated partnerships as briefly described below:

Cinnamon Trails was acquired for $9.5 million, including closing costs, all cash, from Trails at Kirby Parkway II Associates, LTD, a Tennessee limited partnership. Located in Memphis, Tennessee, Cinnamon Trails is a 208 home garden style apartment community located on 11.6 acres which was constructed in 1989.

The Trails at Kirby Parkway was acquired for $16.8 million, including closing costs, from Trails at Kirby Parkway I Associates, LTD, a Tennessee limited partnership. In connection with the acquisition, the Company assumed a $10.1 million mortgage note payable bearing interest at 6.14% and paid cash for the remaining balance. The Trails at Kirby Parkway, a 376 home garden style apartment community, is located in Memphis, Tennessee on 20.8 acres and was constructed in 1987.

The Trails at Mount Moriah was acquired for $28.0 million from Beeler-Sanders, LTD, a Texas limited partnership. In connection with the acquisition, the Company assumed a $17.9 million mortgage note payable bearing interest at 8.5% and paid cash for the remaining balance, including closing costs. The Trails at Mount Moriah, a 630 home garden style apartment community, is located in Memphis, Tennessee on 31.4 acres and was constructed in two phases in 1990 and 1991.

On January 30, 1998, UDR Summit Ridge, L.P., a Delaware limited partnership and a wholly-owned subsidiary of the Company, acquired Summit Ridge Apartments from Prairie Hollow Apartment Partners for $8.0 million. In connection with the acquisition, the Company assumed a $5.0 million mortgage note payable bearing interest at 7.98% and the remaining balance, including closing costs was funded with like-kind exchange proceeds from the Company's portfolio sales that ocurred during 1998. Summit Ridge Apartments, located in Arlington (Dallas), Texas, is a 264 home garden style apartment community located on 9.7 acres, and was constructed in 1983.

On February 6, 1998, United Dominion Reality, L.P., a Virginia limited partnership, of which the Company and its wholly-owned subsidiaries own an 89% interest, acquired Dogwood Creek Apartments from Dogwood Creek Apartments, L.L.C., a Tennessee limited liability company for $18.4 million. In connection with the acquisition, the Company assumed a $10.0 million mortgage note payable bearing interest at 8.0%, issued 130,416 Operating Partnership Units ("OP Units") valued at $1.9 million and paid cash for the remaining balance, including closing costs. Dogwood Creek Apartments is a 278 home garden style apartment community located in Memphis, Tennessee on 34.0 acres, and was constructed in June 1997.


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On April 15, 1998, South West Properties, L.P., a Delaware limited partnership and 99% owned subsidiary of the Company acquired Waterford Place Apartments from First Guaranty Exchange Company, an Intermediary for A.G. Spanos, Faye Spanos, Dean A. Spanos, collectively Spanos /Exchangor, for $11.9 million, including closing costs, all cash. Waterford Place Apartments, located in Atlanta, Georgia, is a 180 home garden style apartment community located on 8.6 acres, and was constructed in 1990.

On April 17, 1998, United Dominion Realty, L.P., a Virginia limited partnership, of which the Company and its wholly-owned subsidiaries own an 89% interest, acquired an eight apartment community porfolio form a group of affiliated sellers as briefly described below:

Audubon Apartments was acquired from Audubon Associates, Ltd., a Texas limited partnership for $7.1 million. In connection with the acquisition, the Company assumed a $4.7 million mortgage note payable bearing interest at 9.47%, issued 119,905 OP Units valued at $1.8 million and paid cash for the remaining balance, including closing costs. Audubon Apartments is a 216 home garden style apartment community located in San Antonio, Texas on 10.4 acres and was constructed in 1984.

Carmel Apartments, located in San Antonio, Texas, was acquired for $8.1 million from Carmel Associates, a Massachusetts limited partnership. In connection with the acquisition, the Company assumed a $4.1 million mortgage note payable bearing interest at 7.54%, issued 171,896 OP Units valued at $2.5 million, and paid cash for the remaining balance, including closing costs. Carmel Apartments is a 228 home garden style apartment community located in San Antonio, Texas on
8.8 acres and was constructed in 1984.

Cimarron City Apartments was acquired from Cimarron City Associates, Ltd., a Texas limited partnership for $5.1 million. In connection with the acquisition, the Company assumed a $3.2 million mortgage note payable bearing interest at 9.45%, issued 84,001 OP Units valued at $1.2 million and paid cash for the remaining balance, including closing costs. Cimarron City Apartments is a 140 home garden style apartment community located in Universal City (San Antonio), Texas on 6.0 acres and was constructed in 1984.

The Crest Apartments, located in Longview (Dallas), Texas, was acquired for $7.0 million from Woodcreek Austin Associates, Ltd., a Texas limited partnership. In connection with the acquisition, the Company assumed a $4.7 million mortgage note payable bearing interest at 7.61%, issued 87,058 OP Units valued at $1.2 million, and paid cash for the remaining balance, including closing costs. The Crest Apartments is a 280 home garden style apartment community located on 12.2 acres and was constructed in 1983.

Grand Cypress Apartments was conveyed by Grand Cypress Apartments, Ltd., a Texas limited partnership for $10.0 million. In connection with the acquisition, the Company assumed a $5.9 million mortgage note payable bearing interest at 8.30%, issued 206,250 OP Units valued at $3.0 million and 131 shares of the Company's common stock for $2,000 and paid cash for the remaining balance, including closing costs. Grand Cypress Apartments is a 164 home garden style apartment community located in New Braunfels (San Antonio), Texas on 9.9 acres and was constructed in 1995.

Kenton Apartments, located in San Antonio, Texas, was acquired for $11.9 million from Kenton Place Limited Partnership, a Delaware limited partnership. In connection with the acquisition, the Company assumed a $7.5 million mortgage note payable bearing interest at 7.66%, issued 55,275 OP Units valued at $1.0 million and 22,749 shares of the Company's common stock for $336,000 and paid cash for the remaining balance, including closing costs. Kenton Apartments is a 244 home garden style apartment community located on 13.6 acres and was constructed in 1982.

Peppermill Apartments was conveyed by Peppermill Associates, Ltd., a Texas limited partnership for $8.2 million. In connection with the acquisition, the Company assumed a $4.5 million mortgage note payable bearing interest at 7.61%, issued 163,429 OP Units valued at $2.4 million and 16,506 shares of the Company's common stock for $243,000 and paid cash for the remaining balance, including closing costs. Peppermill Apartments is a 232 home garden style apartment community located in Universal City (San Antonio), Texas on 10.0 acres and was constructed in 1984.


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Villages of Thousand Oaks Apartments, located in San Antonio, Texas was acquired for $14.0 million from Villages of San Antonio Limited, a Delaware limited partnership. In connection with the acquisition, the Company assumed a $9.0 mortgage note payable bearing interest at 9.58%, issued 135,918 OP Units valued at $2.0 million and 815 shares of the Company's common stock valued at $12,000 and paid cash for the remaining balance, including closing costs. Villages of Thousand Oaks Apartments is a 466 home garden style apartment community located on 23.7 acres and was constructed in 1983.

On May 20, 1998, UDR Williamsburg, L.P, a Virginia limited partnership and wholly-owned subsidiary of the Company, acquired Williamsburg Apartments from Williamsburg Associates, Ltd., a Tennessee limited partnership for $12.3 million, including closing costs, all cash. The acquisition was funded with like-kind exchange proceeds from the Company's portfolio sales that occured during 1998. Williamsburg Apartments, located in Hendersonville (Nashville), Tennessee, is a 300 home garden style apartment community located on 23.18 acres and was constructed in 1986.

On May 28, 1998, UDR Western Residential, Inc. a Virginia corporation and wholly-owned subsidiary of the Company, acquired Rancho Mirage Apartments from Rancho Properties L.P. for $38.5 million, including closing costs, all cash. The acquisition was funded with like-kind exchange proceeds from the Company's portfolio sales that occured during 1998. Rancho Mirage Apartments, located in Phoenix, Arizona, is a 856 home garden style apartment community located on 19.3 acres and was constructed in two phases in 1984 and 1985.

On June 9, 1998, UDR Western Residential, A Virginia corporation and wholly-owned subsidiary of the Company, acquired Woodland Park Apartments from Josam Investment Company, a California general partnership for $9.7 million, excluding closing costs, all cash. The acquisition was funded with like-kind exchange proceeds from the Company's portfolio sales that occured during 1998.Woodland Park Apartments, located in Phoenix, Arizona, is a 300 home garden style apartment community located on 10.5 acres and was constructed in 1980.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Businesses Acquired.

         It is impracticable to provide the required financial statements at the time of this report. However, the required financial statements will be filed not later than 60 days after the filing of this report.

         (b)      Pro Forma Financial Information

         It is impracticable to provide the required pro forma financial information at the time of this report. However, the required pro forma financial information will be filed not later than 60 days after the filing of this report.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                    UNITED DOMINION REALTY TRUST, INC.


Date:     June 24, 1998             /s/ James Dolphin
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                                    James Dolphin, Executive Vice President,
                                    Chief Accounting Officer and Chief Financial
                                    Officer